UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2017

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Sidney Street, Suite 200 Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01             Entry into a Material Definitive Agreement

On December 12, 2017, Blueprint Medicines Corporation  (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 3,703,704 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a price to the public of $81.00 per share (the “Offering Price”). After deducting the underwriting discounts and commissions and estimated offering expenses, the Company expects to receive net proceeds from the Offering of approximately $283.0 million. The Company has also granted the Underwriters a 30-day option to purchase up to an additional 555,555 shares of Common Stock at the Offering Price.

The Offering was made pursuant to the Company’s effective automatic shelf registration statement on Form S-3ASR (File No. 333-216573), as supplemented by a prospectus supplement dated December 12, 2017, filed on December 13, 2017. The Offering is expected to close on December 15, 2017, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the legal opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the shares in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01              Other Events

On December 11, 2017, the Company issued a press release announcing the Offering, and on December 12, 2017, the Company issued a press release announcing the pricing of the Offering. Copies of these press releases are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are each incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of December 12, 2017, among Blueprint Medicines Corporation and Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein

5.1	Opinion of Goodwin Procter LLP
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)
99.1	Press release issued by Blueprint Medicines Corporation on December 11, 2017
99.2	Press release issued by Blueprint Medicines Corporation on December 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: December 13, 2017	By:	/s/ Jeffrey W. Albers
Jeffrey W. Albers
Chief Executive Officer